UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 12, 2013

WageWorks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Park Place, 4th Floor

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 577-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

On February 1, 2012, WageWorks, Inc. (the “Company”) acquired the commuter benefit services business TransitChek from TransitCenter, Inc. (“TCI”), a New York-based not for profit entity that provided commuter benefit services predominantly to small- and medium-sized business employer clients in the New York tri-state area.

The audited financial statements of financial position of TCI as of December 31, 2011 and 2010, and the related statements of activities and cash flows for each of the years in the two-year period ended December 31, 2011, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The Company previously filed these audited financial statements of TCI with the Securities and Exchange Commission on August 1, 2011 as an exhibit to its Form S-1 Registration Statement in connection with its initial public offering. The Company is filing this Current Report on Form 8-K for the sole purpose of incorporating such financial statements into its Form S-3 Registration Statement filed on August 12, 2013, as required by Rule 3-05 of Regulation S-X.

(b)	Pro Forma Financial Information.

The following is attached hereto as Exhibit 99.2 and incorporated herein by reference:

•

the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011 of WageWorks, Inc., assuming that the acquisition of all of the operating assets of TCI had been completed on January 1, 2011.

The Company previously filed such pro forma financial information with the Securities and Exchange Commission on August 1, 2011 as an exhibit to its Form S-1 Registration Statement in connection with its initial public offering. The Company is filing this Current Report on Form 8-K for the sole purpose of incorporating such financial statements into its Form S-3 Registration Statement filed on August 12, 2013, as required by Article 11 of Regulation S-X.

(d)	Exhibits.

Exhibit No.	Description

99.1	Financial Statements of TransitCenter, Inc.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

By:	/s/ Richard T. Green
Richard T. Green Chief Financial Officer

Date: August 12, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Statements of TransitCenter, Inc.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

4